UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2017

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400 Moon Township, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

EXPLANATORY NOTE

On July 19, 2017, Mastech Digital, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on July 13, 2017 the Company, through its wholly-owned subsidiaries Mastech InfoTrellis, Inc., Mastech InfoTrellis Digital, Ltd., Mastech Digital Data, Inc. and Mastech Digital Private Limited, completed its acquisition of substantially all of the assets comprising the business of InfoTrellis Inc., InfoTrellis, Inc., and 2291496 Ontario Inc. (the “Seller Parties”) involving consulting services in the areas of master data management, data integration and big data (the “Acquired Business”), including all outstanding shares of InfoTrellis India Private Limited, and the assumption of certain liabilities relating to the Acquired Business.

This Amendment No. 1 to Current Report on Form 8-K is being filed solely to include the financial statements and financial information required under Item 9.01, which statements and information were excluded from the Original Form 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K. Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited combined carve-out financial statements of the Acquired Business as of and for the fiscal years ended June 30, 2016 and 2015, are filed herewith as Exhibit 99.2 and are incorporated herein by reference. The unaudited combined carve-out financial statements of the Acquired Business as of March 31, 2017 and for the nine months ended March 31, 2017 and 2016, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma condensed consolidated financial information of the Company and the Acquired Business for the fiscal year ended December 31, 2016 and as of and for the three months ended March 31, 2017, are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 7, 2017, by and among Mahmood Abbas, Zahid Naeem, Sachin Wadhwa, Infotrellis Inc. and Mastech InfoTrellis Digital, Ltd, (incorporated by reference to Exhibit 2.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

2.2	Asset Purchase Agreement, dated July 7, 2017, by and among Mahmood Abbas, Zahid Naeem, Sachin Wadhwa, Infotrellis Inc. and Mastech InfoTrellis, Inc. (incorporated by reference to Exhibit 2.2 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

2.3	Share Purchase Agreement, dated July 7, 2017, by and amongst Mastech Digital Data, Inc., 2291496 Ontario Inc., InfoTrellis India Private Limited, Mastech Digital Private Limited and Kumaran Sasikanthan (incorporated by reference to Exhibit 2.3 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)*

10.1	Credit Agreement, dated July 13, 2017, by and among Mastech Digital, Inc., certain subsidiaries of Mastech Digital, Inc., PNC Bank, National Association, as administrative agent, swing loan lender and issuing lender, PNC Capital Markets LLC, as sole lead arranger and sole bookrunner, and certain financial institutions party thereto as lenders (incorporated by reference to Exhibit 10.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 19, 2017)

10.2	Pledge Agreement, dated July 13, 2017, made by Mastech Digital, Inc. and certain subsidiaries of Mastech Digital, Inc. (incorporated by reference to Exhibit 10.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 19, 2017)

10.3	Securities Purchase Agreement, dated July 7, 2017, by and between Mastech Digital, Inc. and Ashok Trivedi, as trustee of the Ashok K. Trivedi Revocable Trust (incorporated by reference to Exhibit 10.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)

10.4	Securities Purchase Agreement, dated July 7, 2017, by and between Mastech Digital, Inc. and Sunil Wadhwani, as trustee of The Revocable Declaration of Trust of Sunil Wadhwani (incorporated by reference to Exhibit 10.2 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 13, 2017)

23.1	Consent of Grant Thornton LLP, the Seller Parties’ independent registered public accounting firm

99.1	Press Release of Mastech Digital, Inc., dated July 13, 2017 (incorporated by reference to Exhibit 10.1 to Mastech Digital, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 19, 2017)

99.2	Audited combined carve-out financial statements of the Acquired Business as of and for the fiscal years ended June 30, 2016 and 2015

99.3	Unaudited combined carve-out financial statements of the Acquired Business as of March 31, 2017 and for the nine months ended March 31, 2017 and 2016

99.4	Unaudited pro forma condensed consolidated financial information of the Company and the Acquired Business for the fiscal year ended December 31, 2016 and as of and for the three months ended March 31, 2017

* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to these agreements have not been filed. Mastech Digital, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

September 27, 2017